UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22563

Mairs & Power Funds Trust
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

Andrea C. Stimmel, Treasurer, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	December 31, 2018

Date of reporting period:	December 31, 2018

Item 1. Reports to Stockholders.

MAIRS & POWER FUNDS

Investing for the long-term

ANNUAL REPORT

DECEMBER 31, 2018

- GROWTH FUND (MPGFX)

est. 1958

- BALANCED FUND (MAPOX)

est. 1961

- SMALL CAP FUND (MSCFX)

est. 2011

Beginning in February 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Mairs & Power Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Mairs & Power Funds or from your Financial Intermediary. Instead, the reports will be made available on the Mairs & Power Funds' website, and you will be notified each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically for the Mairs & Power Funds, you will not be affected by this change and you need not take any action.

Mairs & Power Funds Direct Shareholders

You may elect to receive shareholder reports and other communications electronically or in paper from the Mairs & Power Funds by electing one of the following options:

1.  Receive Fund Communications by Email: Contact Shareholder Servicing at (800) 304-7404 or by consenting through the direct shareholder portal online at www.mairsandpower.com. You may also elect to receive account statements, tax forms and confirmations through this means.

2.  Receive Fund Communications by Mail: Contact Shareholder Servicing at (800) 304-7404.

You may elect to continue receiving paper copies of the shareholder reports and other communication, free of charge, by contacting Shareholding Servicing at (800) 304-7404 or your financial intermediary.

Mairs & Power Funds Shareholder through a Financial Intermediary (such as broker-dealer or bank)

Contact your Financial Intermediary to make your election. Your election will apply to all Mairs & Power Funds held through your Financial Intermediary.

Mairs & Power W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101 www.mairsandpower.com

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited)

December 31, 2018

2018 was like a tale of two years with first and second halves presenting very different markets and investment results. In the first half of the year the market continued its historic decade-long bull run, remaining focused on a narrow group of large cap growth stocks primarily in the Technology sector while value, Industrials and Health Care stocks remained out of favor. But when the market turned down as Technology reversed course, volatility returned with a vengeance and investor confidence was severely tested. There was no Santa Claus rally this year as the fourth quarter of 2018 posted the worst December in decades.

For the fourth quarter, the S&P 500 Total Return (TR) Index fell 13.52%, pulling it down 4.38% for the full year. Similarly, the Dow Jones Industrial Average TR was down 11.31% and 3.48% and the Bloomberg Barclays U.S. Government/Credit Bond Index return was up 1.46% and down 0.42% over the same periods.

Outlook

As we turn the page from 2018 to 2019, the questions looming in investors' minds are: "Is this the start of a bear market or is it merely a correction, an interruption but not an end, to the longest bull market in history?" "Is this economic expansion nearing an end or can economic growth continue into 2019 and beyond?" We don't predict market swings and we cannot predict when a recession will occur. However, we remain cautious for 2019 as we are seeing a number of yellow flags signaling an increasing risk of a recession. In addition, the continuing trade tiff, a year-end government shutdown and overall political uncertainty are unnerving the markets and shaking investor confidence.

Our first area of concern is interest rates. In December, the Federal Reserve (Fed) raised the Fed funds rate for the fourth time this year and the ninth time since beginning a normalization process that began three years ago. They have signaled the possibility of two more hikes in 2019, but are watching the data closely and have indicated a willingness to change course as appropriate. It takes time for the broader economy to feel the effect of rising interest rates and we are now starting to see the impact. Small and mid-sized businesses, the primary engines of job creation, are less confident in the outlook. Mortgage rates and consumer loan rates have risen. As a result, construction activity, new home sales and auto sales have declined slightly versus the past year.

Our second area of concern is growth. Where last year saw synchronized global growth, now we are seeing a synchronized global slowdown. GDP (gross domestic product) growth in the U.S. is projected between 1.75% and 2% for 2019, down from 3%+ in 20181. The ISM-Manufacturing Index, while still in expansion mode, has turned down. Two measures that track truck tonnage and shipments, considered reliable barometers of the U.S. economy, have fallen sharply in the past three months and are now projecting a decline in activity. Both Europe and China are experiencing slower growth and some emerging economies are struggling.

Finally, we are watching both the level and quality of corporate profits. S&P 500 earnings per share grew more than 20% in 2018, but we are now projecting it to grow 8% in 20191. Federal tax cuts benefited earnings growth in 2018 but that tailwind disappears this year. In addition, we are seeing signs of inflation in wages, transportation and other input costs. The impact of higher tariffs is becoming evident as manufacturers see materials costs rising, especially for steel. Some report being able to pass along price increases, but pricing-driven earnings growth is generally less valuable to the market than growth from selling more units. Valuation measures such as dividend yield, price-to-earnings and price-to-cash flows have declined and are now at levels in-line with long-term averages. However, equity valuations remain vulnerable in a rising rate environment and could have room for further contraction, particularly if earnings growth disappoints.

Past Performance is not a guarantee of future results.

1 Source FactSet Research Systems Inc.

Dividend yield is the ratio of a company's annual dividend compared to its share price.

Price-to-earnings is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

Price-to-cash flow ratio is a stock valuation indicator that measures the value of a stock's price to its cash flow per share.

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited) (continued)

Earnings per share is the portion of a company's profit allocated to each share of common stock.

Institute for Supply Management (ISM)-Manufacturing Index monitors employment, production, inventories, new orders and supplier deliveries and is based on surveys of more than 300 manufacturing firms by the ISM.

S&P 500 TR (Total Return) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Dow Jones Industrial Average TR Index is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. It is not possible to invest directly in an index.

Bloomberg Barclays U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

MAIRS & POWER GROWTH FUND (unaudited)

To Our Shareholders:  December 31, 2018

In our Semi-Annual Report this year we noted that the Mairs & Power Growth Fund "has performed well over the long-term in part because it has tended to perform better when the market is performing poorly." The year just ended presents a textbook case as the Fund performed as expected, besting both its peer group index and the overall market in the second half to finish a difficult year ahead of both. In the fourth quarter, the Mairs & Power Growth Fund declined 11.76%, the S&P 500 TR benchmark fell 13.52% and the Lipper Multi Cap Core Funds Index of peers lost 14.96%. For the full year 2018, the Growth Fund was down 4.34%, while the S&P 500 TR benchmark was down 4.38% and the Lipper Multi Cap Core Funds was down 7.72%.

Our Market Commentary above describes "a tale of two years" with very different first and second halves. The market focus on a narrow group of large cap growth stocks primarily in the Technology sector presented significant headwinds to the Fund's relative performance that continued through the first half. But when the market turned, the Fund performed much better than the market during a difficult second half, a hallmark of our conservative approach. The ensuing volatility also provided us with an opportunity to increase positions in stocks we like which we believe will benefit investors over the long term.

Stock selection built on our conservative investment framework was the key to the Fund's second half outperformance. The Health Care sector returned to investor favor in the second half and outperformed the overall market. The names that worked for us included Abbott Laboratories (ABT), Medtronic PLC (MDT), and Bio-Techne Corp. (TECH), each of which outpaced both the market and the sector. In the volatile Tech sector, Apple Inc. (AAPL) and Facebook, Inc. (FB) fell particularly hard in the second half. The Fund does not hold these names and so neither rode them up nor down. Names in the Fund that held up relatively well include Alphabet Inc. Class C (GOOG) in the Communication Services sector and two Tech stocks new to the Fund, Microsoft Corporation (MSFT) and VISA Inc. (V).

MAIRS & POWER GROWTH FUND (MPGFX)

Top Relative Performers

Fourth Quarter (9/30/18 – 12/31/18)		Year To Date (12/31/17 – 12/31/18)
Hormel Foods Corp.	22.33%	Abbott Laboratories	33.42%
Roche Holdings Ltd.	16.57%	Hormel Foods Corp.	24.07%
Abbott Laboratories	12.51%	Medtronic PLC	19.57%
Ecolab Inc.	7.79%	Ecolab Inc.	15.47%
Johnson & Johnson	7.51%	Pfizer Inc.	29.20%

Weak Relative Performers

Fourth Quarter (9/30/18 – 12/31/18)		Year To Date (12/31/17 – 12/31/18)
Donaldson Company	-11.71%	Schlumberger NV	-40.25%
Bio-Techne Corp.	-15.45%	Principal Financial Group, Inc.	-30.61%
Schlumberger NV	-26.58%	General Mills, Inc.	-27.17%
Tennant Company	-17.62%	3M Company	-12.53%
Principal Financial Group, Inc.	-10.27%	U.S. Bancorp	-7.98%

Performance shown is relative to the S&P 500 TR Index as of December 31, 2018. Relative return is the difference between the absolute return and the performance of the market, in which the position is held. Relative contribution is used for ranking, which considers average daily weightings for each holding. Past performance does not guarantee future results.

MAIRS & POWER GROWTH FUND (unaudited) (continued)

Microsoft has successfully navigated a difficult transition from a stagnant revenue base back to growth by shifting focus from its core Office product to a subscription and expanding its cloud platform called Azure. We see this as a great opportunity for Microsoft to compete successfully against Amazon Web Services. Visa, not just a credit card company, is categorized in the Tech sector for a reason. The company is the leader in digital payments and much better positioned than competitors to facilitate movement of money both within the U.S. and globally. Another new name to the Fund is Illinois-based Littelfuse, Inc. (LFUS), a specialty electronics supplier in the automotive industry. As cars in general and electric powered vehicles in particular become more computerized, automobiles need a greater number of specialty fuses per vehicle, which Littelfuse provides. Even if vehicle unit sales were flat, the component piece would still continue to grow. Littelfuse is a great example of a company looking forward to where the world is going and establishing a durable competitive advantage in their market. It is the kind of company we like to own. Other strong second half performers we have discussed in the past included Ecolab Inc. (ECL) in the Materials sector and Hormel Foods Corp. (HRL) in Consumer Staples.

General Electric Company (GE), Patterson Companies, Inc. (PDCO), Stratasys Ltd (SSYS), and The Western Union Company (WU) were eliminated from the Fund during 2018 as we determined that each company had lost their respective durable competitive advantage.

We remain cautious on the market outlook near-term and believe there is an increasing risk of a recession occurring sometime in the next few years. As the Fund's second half performance illustrates, however, we remain confident that we are well positioned to weather whatever challenges the market may present.

Mark L. Henneman Lead Manager	Andrew R. Adams Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Growth Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices and greater fluctuations in price than U.S. corporations.

Diversification does not guarantee profit or protect against loss.

S&P 500 TR (Total Return) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Lipper Multi-Cap Core Funds Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc. It is not possible to invest directly in an index.

Mairs & Power Growth Fund
PERFORMANCE INFORMATION (unaudited)  December 31, 2018

Ten years of investment performance (through December 31, 2018)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended December 31, 2018

	1 year	5 years	10 years	20 years
Mairs & Power Growth Fund	-4.34%	6.15%	12.44%	8.91%
S&P 500 Total Return Index(1)	-4.38%	8.49%	13.12%	5.62%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P 500 Total Return Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Mairs & Power Growth Fund
FUND INFORMATION (unaudited)  December 31, 2018

Portfolio Managers

Mark L. Henneman, CFA, lead manager since July 1, 2013, co-manager from January 1, 2006 through June 30, 2013, University of Minnesota, MBA Finance 1990

Andrew R. Adams, CFA, co-manager since January 1, 2015, University of Wisconsin-Madison, MS Finance 1997

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$106.45
Expense Ratio	0.64%
Portfolio Turnover Rate	9.25%
Sales Charge	None[1]
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets) 2

Ecolab Inc	4.8%
US Bancorp/MN	4.8
Alphabet Inc	4.7
3M Co	4.5
Medtronic PLC	4.1
Johnson & Johnson	3.9
Hormel Foods Corp	3.9
Walt Disney Co/The	3.4
Donaldson Co Inc	3.2
Abbott Laboratories	3.2

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 98.6%
Industrials	26.2%
Health Care	23.2
Financials	11.9
Information Technology	11.4
Materials	8.6
Communication Services	8.1
Consumer Staples	5.3
Energy	1.4
Real Estate	1.3
Consumer Discretionary	1.2
Short-term Investments 1.4%[3]	1.4
100.0%

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

3  Represents short-term investments and other assets and liabilities (net).

  The Schedule of Investments and portfolio diversification utilize Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs & Power, Inc. (the "Adviser").

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS  December 31, 2018

Shares	Security Description	Fair Value
	COMMON STOCKS 98.6%
	COMMUNICATION SERVICES 8.1%
178,100	Alphabet Inc (a)	$184,442,141
1,215,000	Walt Disney Co/The	133,224,750
		317,666,891
	CONSUMER DISCRETIONARY 1.2%
90,500	Garrett Motion Inc (a)	1,116,770
250,000	Gentherm Inc (a)	9,995,000
80,000	Home Depot Inc/The	13,745,600
360,000	Target Corp	23,792,400
		48,649,770
	CONSUMER STAPLES 5.3%
1,460,000	General Mills Inc	56,852,400
3,560,000	Hormel Foods Corp	151,940,800
		208,793,200
	ENERGY 1.4%
135,000	Core Laboratories NV (c)	8,054,100
1,315,000	Schlumberger Ltd (c)	47,445,200
		55,499,300
	FINANCIALS 11.9%
800,000	American Express Co	76,256,000
1,170,000	Associated Banc-Corp	23,154,300
570,000	Charles Schwab Corp/The	23,672,100
1,380,000	Great Western Bancorp Inc	43,125,000
1,540,000	Principal Financial Group Inc	68,021,800
4,095,000	US Bancorp/MN	187,141,500
1,010,000	Wells Fargo & Co	46,540,800
		467,911,500
	HEALTH CARE 23.2%
1,725,000	Abbott Laboratories	124,769,250
290,000	Baxter International Inc	19,087,800
700,000	Bio-Techne Corp	101,304,000
310,000	Eli Lilly & Co	35,873,200
1,180,000	Johnson & Johnson	152,279,000
1,765,000	Medtronic PLC (e)	160,544,400
1,460,000	Pfizer Inc	63,729,000
3,480,000	Roche Holding AG (d)	108,158,400
305,000	UnitedHealth Group Inc	75,981,600
690,000	Zimmer Holdings Inc	71,566,800
		913,293,450

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2018

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS 26.2%
925,000	3M Co	$176,249,500
1,055,000	CH Robinson Worldwide Inc	88,714,950
2,920,000	Donaldson Co Inc	126,698,800
1,910,000	Fastenal Co	99,873,900
345,000	Generac Holdings Inc (a)	17,146,500
2,820,000	Graco Inc	118,017,000
890,000	Honeywell International Inc	117,586,800
1,220,000	nVent Electric PLC (c)	27,401,200
1,060,000	Pentair PLC (c)	40,046,800
143,000	Proto Labs Inc (a)	16,128,970
74,446	Resideo Technologies Inc (a)	1,529,865
160,000	Snap-on Inc	23,246,400
810,000	Tennant Co	42,209,100
1,800,000	Toro Co/The	100,584,000
385,000	United Parcel Service Inc, Class B	37,549,050
		1,032,982,835
	INFORMATION TECHNOLOGY 11.4%
730,000	Badger Meter Inc	35,923,300
1,290,000	Corning Inc	38,970,900
820,000	Cray Inc (a)	17,703,800
1,375,000	Fiserv Inc (a)	101,048,750
180,000	Littelfuse Inc	30,866,400
1,000,000	Microsoft Corp	101,570,000
90,000	Motorola Solutions Inc	10,353,600
203,072	NVE Corp	17,776,923
855,000	QUALCOMM Inc	48,658,050
335,000	Visa Inc	44,199,900
		447,071,623
	MATERIALS 8.6%
1,720,000	Bemis Co Inc	78,948,000
1,275,000	Ecolab Inc	187,871,250
1,670,000	HB Fuller Co	71,258,900
		338,078,150
	REAL ESTATE 1.3%
607,200	CoreSite Realty Corp	52,966,056
	TOTAL COMMON STOCKS (cost $2,239,479,378)	$3,882,912,775

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2018

Shares	Security Description	Fair Value
	SHORT-TERM INVESTMENTS 1.2%
46,545,998	First American Government Obligations Fund, Class X, 2.36% (b) (cost $46,545,998)	$46,545,998
	TOTAL INVESTMENTS 99.8% (cost $2,286,025,376)	$3,929,458,773
	OTHER ASSETS AND LIABILITIES (NET) 0.2%	9,484,031
	TOTAL NET ASSETS 100.0%	$3,938,942,804

(a)  Non-income producing.

(b)  The rate quoted is the annualized seven-day effective yield as of December 31, 2018.

(c)  Foreign security denominated in U.S. dollars. As of December 31, 2018, these securities represented $122,947,300 or 3.1% of total net assets.

(d)  American Depositary Receipt.

(e)  Issuer headquartered overseas but considered domestic. In determining whether a security is foreign or domestic, the Adviser will generally look at the location of the headquarters of the issuer. However, if the issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues; and/or 3) where it earns the majority of its profits.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

MAIRS & POWER BALANCED FUND (unaudited)

To Our Shareholders:  December 31, 2018

As a difficult year for investors drew to a close, the Mairs & Power Balanced Fund outperformed its benchmark, finishing the quarter down 6.73% compared to the composite index (60% S&P 500 TR Index and 40% Bloomberg Barclays U.S. Government/Credit Bond Index) which lost 7.63%. For the full year 2018 the Fund was down 2.80% compared to its benchmark index which lost 2.52%.

Our Market Commentary above describes "a tale of two years" with very different first and second halves. The market focus on a narrow group of large cap growth stocks primarily in the Technology sector presented significant headwinds to the Fund's relative performance that continued through the first half. But when the market turned, the Fund performed much better than the market during a difficult second half, a hallmark of our conservative approach. The ensuing volatility also provided us with an opportunity to increase positions in stocks we like which we believe will benefit investors over the long-term.

Stock selection built on our conservative investment framework was key to the Fund's second half performance. We are overweight in the Health Care sector which returned to investor favor in the second half, outperforming the overall market and contributing significantly to the Fund's relative performance in both the fourth quarter and the year. The names that worked for us included Abbott Laboratories (ABT), Medtronic PLC (MDT), Eli Lilly and Co. (LLY) and Pfizer Inc. (PFE), outpacing both the market and the sector. Hormel Foods Corp. (HRL) in the Consumer Staples sector was also a significant positive contributor in both periods.

Our financial holdings adversely impacted relative results as our regional and money center bank holdings reacted negatively to the continued flattening of the yield curve. The Fund remains underweight in the Tech sector, which was a negative factor for the year but helped relative performance in the second half when the whole group fell out of favor. Names in the Fund that held up relatively well include Alphabet Inc. Class C (GOOG) in the Communication Services sector and two Tech stocks new to the Fund, Microsoft Corporation (MSFT) and VISA Inc. (V).

MAIRS & POWER BALANCED FUND (MAPOX)

Top Relative Performers

Fourth Quarter (9/30/18 – 12/31/18)		Year To Date (12/31/17 – 12/31/18)
Hormel Foods Corp.	22.33%	Abbott Laboratories	33.42%
Eli Lilly and Company	21.91%	Eli Lilly and Company	44.83%
Roche Holdings Ltd.	16.57%	Medtronic PLC	19.57%
Abbot Laboratories	12.51%	Pfizer Inc.	29.20%
Ecolab, Inc.	7.79%	Hormel Foods Corp.	24.07%

Weak Relative Performers

Fourth Quarter (9/30/18 – 12/31/18)		Year To Date (12/31/17 – 12/31/18)
Schlumberger NV	-26.58%	Principal Financial Group, Inc.	-30.61%
Principal Financial Group, Inc.	-10.27%	Schlumberger NV	-40.25%
Donaldson Company, Inc.	-11.71%	3M Company	-12.53%
Bio-Techne Corporation	-15.45%	U.S. Bancorp	-7.98%
Honeywell Intl. Inc.	-3.10%	General Mills, Inc.	-27.17%

Performance shown is relative to the S&P 500 TR Index as of December 31, 2018. Relative return is the difference between the absolute return and the performance of the market, in which the position is held. Relative contribution is used for ranking, which considers average daily weightings for each holding. Past performance does not guarantee future results.

MAIRS & POWER BALANCED FUND (unaudited) (continued)

Microsoft has successfully navigated a difficult transition from a stagnant revenue base back to growth by shifting focus from its core Office products to a subscription-based cloud platform named Azure. We see this as a great opportunity for Microsoft to compete successfully against Amazon Web Services. We traded out of our position in Western Union Company (WU), which has a deteriorating competitive position, replacing it with VISA based on its leadership position in digital payments and the strength of its global network.

General Electric Company (GE), Patterson Companies, Inc. (PDCO), ALLETE Inc. (ALE) and Physicians Realty Trust (DOC) were also eliminated from the Fund during 2018 as we determined that each company had experienced deterioration in its durable competitive advantage to the point where they were no longer attractive as components of the Balanced Fund.

Turning to the fixed income side, the bond market produced mixed results in 2018. The Fed raised rates four times last year, hiking short-term rates 100 basis points (one percentage point) while longer-term Treasury yields only rose by about 30 basis points, causing the yield curve to flatten. In addition, the gap between the yield on Corporate bonds and U.S. Treasuries of the same maturity (known as the corporate bond spread) widened as Corporate yields rose, due to a variety of factors, by nearly 100 basis points to 4.2%. While rising yields certainly make Corporate debt more attractive today than a year ago, bond prices generally drop as yields rise. As a result, the Corporate Bond Index fell 2.5% and the Government Credit Bond Index was down 0.42% while Short-Term Treasuries performed the best posting roughly a 1% gain for the year.

In selecting corporate debt for the Fund, we identify what we believe to be high quality companies whose bonds carry a yield advantage over the index. Our low turnover philosophy has helped us hold onto that yield advantage over the years, generating excess fixed income returns. In addition, during this prolonged period of historically low interest rates, we have deliberately and incrementally positioned the portfolio toward short maturity instruments, maintaining a portfolio duration that is less than the benchmark. As a result, we hold a lower risk portfolio for a rising rate environment. At the end of the day, fixed income investors generally earn their coupons. We believe we will continue to win by investing in debt instruments issued by high quality companies possessing strong durable competitive advantages.

Kevin V. Earley Lead Manager	Ronald L. Kaliebe Co-Manager	Robert W. Thompson Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Balanced Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. The Fund is subject to yield and share price variances with changes in interest rates and market conditions. Investors should note that if interest rates rise significantly from current levels, bond total returns will decline and may even turn negative in the short-term. There is also a chance that some of the Fund's holdings may have their credit rating downgraded or may default.

Diversification does not guarantee profit or protect against loss.

MAIRS & POWER BALANCED FUND (unaudited) (continued)

Composite Index reflects an unmanaged portfolio of 60% of the S&P 500 TR Index and 40% of the Bloomberg Barclays U.S. Government/Credit Bond Index. It is not possible to invest directly in an index.

Bloomberg Barclays U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

S&P 500 TR (Total Return) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

A coupon is the annual interest rate paid on a bond, expressed as a percentage of the face value.

Basis Point is a unit of measure for interest rates and other percentages in finance.

Mairs & Power Balanced Fund
PERFORMANCE INFORMATION (unaudited)  December 31, 2018

Ten years of investment performance (through December 31, 2018)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended December 31, 2018

	1 year	5 years	10 years	20 years
Mairs & Power Balanced Fund	-2.80%	5.00%	9.87%	6.89%
Composite Index(1)	-2.52%	6.24%	9.42%	5.49%
S&P 500 Total Return Index(2)	-4.38%	8.49%	13.12%	5.62%
Bloomberg Barclays U.S. Government/Credit Bond Index(3)	-0.42%	2.53%	3.46%	4.54%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The Composite Index reflects an unmanaged portfolio comprised of 60% of the S&P 500 Total Return Index and 40% of the Bloomberg Barclays U.S. Government/Credit Bond Index. It is not possible to invest directly in an index.

(2)  The S&P 500 Total Return Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

(3)  The Bloomberg Barclays U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

Mairs & Power Balanced Fund
FUND INFORMATION (unaudited)  December 31, 2018

Portfolio Managers

Kevin V. Earley, CFA, lead manager since April 1, 2018, co-manager from January 1, 2015 through March 31, 2018, University of Minnesota, MBA Finance 1990

Ronald L. Kaliebe, CFA, co-manager since April 1, 2018, lead manager from July 1, 2013 through March 31, 2018, co-manager from January 1, 2006 through June 30, 2013, University of
Wisconsin-Madison, MBA Finance 1980

Robert W. Thompson, CFA, co-manager since April 1, 2018, University of Minnesota, MBA Finance 1995

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$86.79
Expense Ratio	0.72%
Portfolio Turnover Rate	9.01%
Sales Charge	None[1]
Fund Inception Year	1961

Portfolio Composition

Top Ten Common Stock Holdings

(Percent of Total Net Assets) 2

US Bancorp/MN	3.0%
Medtronic PLC	2.8
3M Co	2.7
Johnson & Johnson	2.7
Alphabet Inc	2.6
Abbott Laboratories	2.6
Honeywell International Inc	2.6
Ecolab Inc	2.5
Roche Holding AG	2.0
Hormel Foods Corp	2.0

Portfolio Diversification

(Percent of Total Net Assets)

Fixed Income Securities 34.8%
Corporate Bonds	31.5%
Asset Backed Securities	3.2
Federal Agency Obligations	0.1
Common Stocks 62.6%
Health Care	16.6
Industrials	14.7
Financials	10.0
Consumer Staples	4.6
Communications Services	4.3
Materials	4.3
Information Technology	3.4
Energy	2.3
Consumer Discretionary	2.0
Utilities	0.4
Short-term Investments 2.6%[3]	2.6
100.0%

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

3  Represents short-term investments and other assets and liabilities (net).

  The Schedule of Investments and portfolio diversification utilize Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS  December 31, 2018

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES 34.8%
	FEDERAL AGENCY OBLIGATIONS 0.1%
$1,000,000	Federal Farm Credit Banks	4.000%	12/18/28	$1,001,246
	CORPORATE BONDS 31.5%
	COMMUNICATION SERVICES 1.4%
500,000	CenturyLink Inc	6.150%	09/15/19	506,389
1,000,000	Time Warner Cable Inc	4.125%	02/15/21	1,004,096
1,000,000	Viacom Inc	4.250%	09/01/23	996,097
1,150,000	AT&T Inc	3.800%	03/01/24	1,138,399
2,000,000	Viacom Inc	3.875%	04/01/24	1,961,749
1,000,000	Interpublic Group of Cos Inc/The	4.200%	04/15/24	999,471
1,000,000	CBS Corp	3.500%	01/15/25	953,148
2,000,000	Comcast Corp	4.250%	01/15/33	1,986,351
1,000,000	Verizon Communications Inc	4.400%	11/01/34	963,792
1,000,000	AT&T Inc	4.500%	05/15/35	897,802
				11,407,294
	CONSUMER DISCRETIONARY 2.6%
1,000,000	Ford Motor Credit Co LLC	2.375%	03/12/19	998,340
1,000,000	Best Buy Co Inc	5.500%	03/15/21	1,031,127
555,000	Kohl's Corp	4.000%	11/01/21	571,928
1,000,000	eBay Inc	3.800%	03/09/22	1,004,168
500,000	Whirlpool Corp	4.700%	06/01/22	511,654
1,000,000	Block Financial LLC	5.500%	11/01/22	1,028,237
1,000,000	General Motors Financial Co Inc	3.700%	05/09/23	951,430
1,000,000	General Motors Financial Co Inc	4.250%	05/15/23	976,619
2,702,000	LKQ Corp	4.750%	05/15/23	2,539,880
500,000	Hyatt Hotels Corp	3.375%	07/15/23	492,191
1,000,000	Advance Auto Parts Inc	4.500%	12/01/23	1,023,507
1,000,000	General Motors Financial Co Inc	3.950%	04/13/24	949,710
500,000	Tiffany & Co	3.800%	10/01/24	501,392
2,000,000	Coach Inc	4.250%	04/01/25	1,948,387
250,000	General Motors Co	4.000%	04/01/25	233,673
1,000,000	General Motors Financial Co Inc	4.300%	07/13/25	947,622
1,064,000	Block Financial LLC	5.250%	10/01/25	1,077,537
2,500,000	Ford Motor Co	4.346%	12/08/26	2,227,014
1,000,000	General Motors Co	4.200%	10/01/27	901,341
1,000,000	Metropolitan Opera Association Inc	4.349%	10/01/32	993,786
				20,909,543

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2018

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	CONSUMER STAPLES 0.9%
$2,430,000	Land O' Lakes Inc (g)	6.000%	11/15/22	$2,536,067
1,000,000	Walgreens Boots Alliance Inc	3.800%	11/18/24	984,793
500,000	Land O' Lakes Inc (g)	7.250%	07/14/27	485,000
1,949,000	Land O' Lakes Capital Trust I (g)	7.450%	03/15/28	2,012,343
1,500,000	Land O' Lakes Inc (g)	7.000%	12/18/28	1,462,500
				7,480,703
	ENERGY 1.0%
1,170,000	ONEOK Inc	4.250%	02/01/22	1,181,036
140,000	Gulf South Pipeline Co LP	4.000%	06/15/22	138,727
500,000	Western Gas Partners LP	4.000%	07/01/22	495,718
1,020,000	TechnipFMC PLC (c)	3.450%	10/01/22	1,006,422
1,500,000	Sunoco Logistics Partners Operations LP	3.450%	01/15/23	1,450,519
2,300,000	Murphy Oil Corp	6.875%	08/15/24	2,287,571
500,000	Kinder Morgan Energy Partners LP	4.250%	09/01/24	497,005
1,000,000	Boardwalk Pipelines LP	4.950%	12/15/24	1,014,068
500,000	Murphy Oil Corp (f)	5.875%	12/01/42	380,441
				8,451,507
	FINANCIALS 13.7%
500,000	Hartford Financial Services Group Inc/The	6.000%	01/15/19	500,381
1,355,000	BB&T Corp	2.250%	02/01/19	1,354,169
1,000,000	Morgan Stanley	2.450%	02/01/19	999,510
500,000	Royal Bank of Scotland Group PLC (c)	5.250%	02/15/19	496,893
1,000,000	Wells Fargo & Co	2.125%	04/22/19	997,048
500,000	BB&T Corp	6.850%	04/30/19	506,144
1,000,000	Capital One Bank USA NA	2.300%	06/05/19	996,614
250,000	WR Berkley Corp	6.150%	08/15/19	254,602
500,000	Protective Life Corp	7.375%	10/15/19	513,977
500,000	Credit Suisse/New York NY (c)	5.400%	01/14/20	507,734
500,000	Prospect Capital Corp	4.000%	01/15/20	496,302
500,000	Morgan Stanley	5.500%	01/26/20	511,359
500,000	Hartford Financial Services Group Inc/The	5.500%	03/30/20	513,066
450,000	Compass Bank	5.500%	04/01/20	460,008
1,000,000	HSBC Holdings PLC (c)	3.400%	03/08/21	997,405
1,000,000	Nationwide Financial Services Inc (g)	5.375%	03/25/21	1,036,182

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2018

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$500,000	Markel Corp	5.350%	06/01/21	$520,418
1,000,000	Capital One Financial Corp	4.750%	07/15/21	1,024,773
500,000	Goldman Sachs Group Inc/The	5.250%	07/27/21	519,046
500,000	Aflac Inc	4.000%	02/15/22	510,226
3,000,000	Primerica Inc	4.750%	07/15/22	3,097,827
2,833,000	Infinity Property & Casualty Corp	5.000%	09/19/22	2,903,521
2,000,000	OneBeacon US Holdings Inc	4.600%	11/09/22	2,012,812
1,000,000	Standard Chartered PLC (c) (g)	3.950%	01/11/23	975,555
500,000	First American Financial Corp	4.300%	02/01/23	501,961
2,000,000	Wells Fargo & Co	3.450%	02/13/23	1,958,036
4,073,000	Assurant Inc	4.000%	03/15/23	4,105,190
1,000,000	Markel Corp	3.625%	03/30/23	993,968
1,500,000	Citigroup Inc	3.500%	05/15/23	1,472,617
500,000	Morgan Stanley	4.100%	05/22/23	500,722
3,000,000	Liberty Mutual Group Inc (g)	4.250%	06/15/23	3,024,649
500,000	Assurant Inc	4.200%	09/27/23	501,457
500,000	Ameriprise Financial Inc	4.000%	10/15/23	514,311
500,000	CNA Financial Corp	7.250%	11/15/23	567,115
500,000	Pacific Life Insurance Co (g)	7.900%	12/30/23	589,281
1,000,000	Moody's Corp	4.875%	02/15/24	1,052,218
1,000,000	HSBC Holdings PLC (c)	4.250%	03/14/24	992,411
1,000,000	NASDAQ OMX Group Inc/The	4.250%	06/01/24	1,007,433
540,000	Wintrust Financial Corp	5.000%	06/13/24	538,196
2,250,000	Assured Guaranty US Holdings Inc	5.000%	07/01/24	2,327,093
3,088,000	Legg Mason Inc	3.950%	07/15/24	3,043,640
1,500,000	Symetra Financial Corp	4.250%	07/15/24	1,471,456
1,500,000	Stifel Financial Corp	4.250%	07/18/24	1,516,917
1,000,000	Citigroup Inc	4.000%	08/05/24	987,955
3,000,000	Synchrony Financial	4.250%	08/15/24	2,760,220
1,000,000	Bank of America Corp	4.200%	08/26/24	991,800
2,800,000	Brown & Brown Inc	4.200%	09/15/24	2,784,057
2,000,000	Old Republic International Corp	4.875%	10/01/24	2,078,894
2,000,000	TIAA Asset Management Finance Co LLC (g)	4.125%	11/01/24	2,037,188
3,000,000	American Express Co	3.625%	12/05/24	2,932,727
3,500,000	Associated Banc-Corp	4.250%	01/15/25	3,519,331

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2018

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$4,000,000	Kemper Corp	4.350%	02/15/25	$3,948,667
1,050,000	TCF National Bank	4.600%	02/27/25	995,489
1,000,000	Compass Bank	3.875%	04/10/25	958,624
250,000	Liberty Mutual Insurance Co (g)	8.500%	05/15/25	303,664
1,000,000	Prudential Insurance Co of America/The (g)	8.300%	07/01/25	1,234,263
3,000,000	American International Group Inc	3.750%	07/10/25	2,872,347
1,000,000	Synchrony Financial	4.500%	07/23/25	911,886
2,000,000	Janus Capital Group Inc	4.875%	08/01/25	1,962,766
3,000,000	HSBC Holdings PLC (c)	4.250%	08/18/25	2,911,768
4,000,000	Capital One Financial Corp	4.200%	10/29/25	3,848,499
1,520,000	Legg Mason Inc	4.750%	03/15/26	1,553,168
2,000,000	Hanover Insurance Group Inc/The	4.500%	04/15/26	2,002,069
1,000,000	Wells Fargo & Co	4.100%	06/03/26	976,531
2,000,000	MSCI Inc (g)	4.750%	08/01/26	1,895,000
3,290,000	Old Republic International Corp	3.875%	08/26/26	3,141,553
500,000	Morgan Stanley	4.350%	09/08/26	485,902
1,000,000	Citigroup Inc	4.300%	11/20/26	961,621
1,000,000	JPMorgan Chase & Co	4.125%	12/15/26	975,681
4,000,000	Mercury General Corp	4.400%	03/15/27	3,868,527
250,000	Provident Cos Inc	7.250%	03/15/28	293,224
500,000	Farmers Exchange Capital (g)	7.050%	07/15/28	580,242
500,000	Goldman Sachs Group Inc/The	4.250%	11/15/30	459,445
500,000	Goldman Sachs Group Inc/The	4.000%	02/15/31	452,884
500,000	Goldman Sachs Group Inc/The	4.300%	12/15/32	456,107
250,000	Citigroup Inc (f)	4.000%	06/27/34	224,125
538,000	Bank of America Corp	4.000%	08/15/34	478,854
1,000,000	Goldman Sachs Group Inc/The	4.000%	01/30/35	876,836
300,000	Goldman Sachs Group Inc/The (f)	3.750%	05/31/36	251,314
500,000	Swiss Re Treasury US Corp (g)	4.250%	12/06/42	487,211
500,000	Principal Financial Group Inc	4.350%	05/15/43	463,838
2,500,000	M&T Bank Corp (f)	5.125%	12/29/49	2,368,750
				110,677,270
	HEALTH CARE 1.7%
700,000	Express Scripts Holding Co	2.250%	06/15/19	697,021
1,000,000	Quest Diagnostics Inc	4.700%	04/01/21	1,027,862
1,000,000	Laboratory Corp of America Holdings	3.750%	08/23/22	1,005,571

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2018

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	HEALTH CARE (continued)
$1,000,000	Laboratory Corp of America Holdings	4.000%	11/01/23	$1,007,770
2,000,000	Mylan Inc/PA	4.200%	11/29/23	1,951,032
500,000	Wyeth LLC	6.450%	02/01/24	572,527
3,000,000	Actavis Funding SCS (c)	3.800%	03/15/25	2,928,671
1,500,000	Baxalta Inc	4.000%	06/23/25	1,466,492
1,000,000	Celgene Corp	3.875%	08/15/25	962,662
1,000,000	Biogen Inc	4.050%	09/15/25	995,439
1,000,000	Express Scripts Holding Co	4.500%	02/25/26	1,013,533
				13,628,580
	INDUSTRIALS 2.2%
65,000	Masco Corp	7.125%	03/15/20	67,901
500,000	IDEX Corp	4.200%	12/15/21	507,332
500,000	GATX Corp	4.750%	06/15/22	518,938
500,000	Penske Truck Leasing Co Lp / PTL Finance Corp (g)	4.875%	07/11/22	517,678
2,000,000	Dun & Bradstreet Corp/The (f)	4.625%	12/01/22	2,025,000
1,850,000	MasTec Inc	4.875%	03/15/23	1,794,500
1,000,000	GATX Corp	3.900%	03/30/23	1,000,201
500,000	Ingersoll-Rand Global Holding Co Ltd	4.250%	06/15/23	512,363
1,000,000	Flowserve Corp	4.000%	11/15/23	987,181
2,126,000	Air Lease Corp	4.850%	02/01/24	2,125,869
2,717,000	Oshkosh Corp	5.375%	03/01/25	2,710,208
2,000,000	Tennant Co	5.625%	05/01/25	1,885,000
500,000	Toro Co/The	7.800%	06/15/27	597,717
500,000	Fluor Corp	4.250%	09/15/28	487,083
2,000,000	Eaton Corp	4.000%	11/02/32	1,975,228
				17,712,199
	INFORMATION TECHNOLOGY 4.2%
500,000	Broadridge Financial Solutions Inc	3.950%	09/01/20	505,004
81,000	Hewlett-Packard Co	3.750%	12/01/20	81,968
750,000	Hewlett-Packard Co	4.300%	06/01/21	762,451
500,000	Diamond 1 Finance Corp / Diamond 2 Finance Corp (g)	4.420%	06/15/21	499,175
2,000,000	NetApp Inc	3.375%	06/15/21	1,992,431
2,000,000	Western Union Co/The	3.600%	03/15/22	1,992,245
500,000	Motorola Solutions Inc	3.750%	05/15/22	496,151
2,000,000	Symantec Corp	3.950%	06/15/22	1,923,414

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2018

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	INFORMATION TECHNOLOGY (continued)
$1,000,000	Hewlett-Packard Co	4.050%	09/15/22	$1,013,935
1,000,000	DXC Technology Co	4.450%	09/18/22	1,020,406
1,025,000	Fiserv Inc	3.500%	10/01/22	1,017,935
2,000,000	Autodesk Inc	3.600%	12/15/22	1,982,984
1,352,000	Total System Services Inc	3.750%	06/01/23	1,341,001
500,000	Western Union Co/The	4.250%	06/09/23	503,089
2,000,000	Diamond 1 Finance Corp / Diamond 2 Finance Corp (g)	5.450%	06/15/23	2,035,280
1,000,000	Altera Corp	4.100%	11/15/23	1,035,330
1,000,000	Juniper Networks Inc	4.500%	03/15/24	1,007,433
500,000	Motorola Solutions Inc	4.000%	09/01/24	486,571
2,000,000	Lam Research Corp	3.800%	03/15/25	2,000,104
1,031,000	Arrow Electronics Inc	4.000%	04/01/25	1,004,234
1,000,000	Juniper Networks Inc	4.350%	06/15/25	997,500
2,000,000	Hewlett Packard Enterprise Co (f)	4.900%	10/15/25	2,015,725
1,500,000	Dell International LLC / EMC Corp (g)	6.020%	06/15/26	1,506,783
1,000,000	Trimble Inc	4.900%	06/15/28	984,625
4,000,000	Intel Corp	4.000%	12/15/32	4,097,145
1,500,000	Western Union Co/The	6.200%	11/17/36	1,448,844
				33,751,763
	MATERIALS 2.9%
500,000	Carpenter Technology Corp	5.200%	07/15/21	500,520
500,000	Freeport-McMoRan Inc	4.000%	11/14/21	486,250
175,000	Mosaic Co/The	3.750%	11/15/21	175,799
500,000	Barrick Gold Corp (c)	3.850%	04/01/22	502,509
1,000,000	Domtar Corp	4.400%	04/01/22	1,005,051
1,000,000	RPM International Inc	3.450%	11/15/22	990,549
2,000,000	Crown Americas LLC / Crown Americas Capital Corp IV	4.500%	01/15/23	1,952,500
1,000,000	Carpenter Technology Corp	4.450%	03/01/23	971,639
1,402,000	Reliance Steel & Aluminum Co	4.500%	04/15/23	1,417,833
2,000,000	Nucor Corp	4.000%	08/01/23	2,030,695
1,000,000	BP Capital Markets PLC (c)	3.994%	09/26/23	1,020,762
2,000,000	Mosaic Co/The	4.250%	11/15/23	2,010,255
1,000,000	International Paper Co	3.650%	06/15/24	1,004,016
1,000,000	Steel Dynamics Inc	5.500%	10/01/24	990,000
1,000,000	Freeport-McMoRan Inc	4.550%	11/14/24	922,500

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2018

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	MATERIALS (continued)
$756,000	Eastman Chemical Co	3.800%	03/15/25	$729,012
865,000	Union Carbide Corp	7.500%	06/01/25	1,000,154
2,000,000	DowDuPont Inc	4.493%	11/15/25	2,059,152
200,000	Worthington Industries Inc	4.550%	04/15/26	199,103
782,000	HB Fuller Co	4.000%	02/15/27	656,880
1,250,000	Dow Chemical Co/The	4.250%	10/01/34	1,145,490
1,000,000	Alcoa Inc	5.950%	02/01/37	923,963
1,000,000	Newmont Mining Corp	4.875%	03/15/42	945,581
				23,640,213
	REAL ESTATE 0.2%
1,000,000	CBRE Services Inc	5.250%	03/15/25	1,041,720
350,000	CBRE Services Inc	4.875%	03/01/26	358,854
				1,400,574
	UTILITIES 0.7%
250,000	United Utilities PLC (c)	5.375%	02/01/19	250,347
1,000,000	Exelon Generation Co LLC	4.250%	06/15/22	1,013,750
1,565,000	National Fuel Gas Co	3.750%	03/01/23	1,526,980
1,060,000	PSEG Power LLC	4.300%	11/15/23	1,081,941
1,500,000	National Fuel Gas Co	3.950%	09/15/27	1,400,744
				5,273,762
	TOTAL CORPORATE BONDS			254,333,408
	ASSET BACKED SECURITIES 3.2%
111,749	Continental Airlines 2010-1 Class B Pass Through Trust	6.000%	01/12/19	111,772
184,970	Delta Air Lines 2011-1 Class A Pass Through Trust	5.300%	04/15/19	185,617
350,876	Delta Air Lines 2012-1 Class B Pass Through Trust (g)	6.875%	05/07/19	353,929
383,445	America West Airlines 2000-1 Pass Through Trust	8.057%	07/02/20	403,192
432,539	American Airlines 2011-1 Class A Pass Through Trust	5.250%	01/31/21	439,935
307,937	Air Canada 2013-1 Class B Pass Through Trust (c) (g)	5.375%	05/15/21	311,016
633,341	Northwest Airlines 2002-1 Class G-2 Pass Through Trust (h)	6.264%	11/20/21	642,651
339,824	United Airlines 2014-1 Class B Pass Through Trust	4.750%	04/11/22	337,072
160,710	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	04/19/22	167,733
255,048	Southwest Airlines Co 2007-1 Pass Through Trust	6.150%	08/01/22	265,990

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2018

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	ASSET BACKED SECURITIES (continued)
$597,640	Delta Air Lines 2007-1 Class B Pass Through Trust (g) (h)	8.021%	08/10/22	$650,590
53,895	United Airlines 2014-2 Class B Pass Through Trust	4.625%	09/03/22	53,599
444,247	American Airlines 2014-1 Class B Pass Through Trust	4.375%	10/01/22	438,250
1,000,000	United Airlines 2015-1 Class A Pass Through Trust	3.700%	12/01/22	985,300
526,123	US Airways 2010-1 Class A Pass Through Trust	6.250%	04/22/23	547,694
2,239,522	American Airlines 2015-1 Class B Pass Through Trust	3.700%	05/01/23	2,169,425
1,200,831	Delta Air Lines 2015-1 Class B Pass Through Trust	4.250%	07/30/23	1,192,905
738,387	American Airlines 2015-2 Class B Pass Through Trust	4.400%	09/22/23	721,330
278,463	US Airways 2011-1 Class A Pass Through Trust	7.125%	10/22/23	302,578
3,123,673	American Airlines 2016-1 Class B Pass Through Trust	5.250%	01/15/24	3,143,664
963,830	Spirit Airlines Pass Through Trust 2015-1B	4.450%	04/01/24	941,083
1,392,110	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	10/29/24	1,369,975
1,061,775	American Airlines 2017-1 Class B Pass Through Trust	4.950%	02/15/25	1,055,617
842,611	United Airlines 2013-1 Class A Pass Through Trust	4.300%	08/15/25	846,824
911,616	American Airlines 2016-3 Class B Pass Through Trust	3.750%	10/15/25	869,044
718,348	US Airways 2013-1 Class A Pass Through Trust	3.950%	11/15/25	712,027
1,914,352	United Airlines 2016-1 Class B Pass Through Trust	3.650%	01/07/26	1,814,806
1,963,700	Hawaiian Airlines 2013-1 Class A Pass Through Certificates	3.900%	01/15/26	1,885,348
391,500	United Airlines 2014-1 Class A Pass Through Trust	4.000%	04/11/26	385,158
1,512,716	American Airlines 2014-1 Class A Pass Through Trust	3.700%	10/01/26	1,456,141
385,059	American Airlines 2015-1 Class A Pass Through Trust	3.375%	05/01/27	363,765
169,269	American Airlines 2015-2 Class AA Pass Through Trust	3.600%	09/22/27	162,430
551,889	American Airlines 2015-2 Class A Pass Through Trust	4.000%	09/22/27	524,626
112,185	Spirit Airlines Pass Through Trust 2015-1A	4.100%	04/01/28	110,468
				25,921,554
	TOTAL FIXED INCOME SECURITIES (cost $285,992,472)			$281,256,208

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2018

Shares	Security Description	Fair Value
	COMMON STOCKS 62.6%
	COMMUNICATION SERVICES 4.3%
20,200	Alphabet Inc (a)	$20,919,322
125,000	Walt Disney Co/The	13,706,250
		34,625,572
	CONSUMER DISCRETIONARY 2.0%
15,900	Garrett Motion Inc (a)	196,206
67,000	Home Depot Inc/The	11,511,940
67,000	Target Corp	4,428,030
		16,136,176
	CONSUMER STAPLES 4.6%
166,000	General Mills Inc	6,464,040
77,000	Hershey Co/The	8,252,860
380,000	Hormel Foods Corp	16,218,400
54,000	Kimberly-Clark Corp	6,152,760
		37,088,060
	ENERGY 2.3%
78,000	Chevron Corp	8,485,620
70,000	Exxon Mobil Corp	4,773,300
151,000	Schlumberger Ltd (c)	5,448,080
		18,707,000
	FINANCIALS 10.0%
129,000	American Express Co	12,296,280
239,000	Associated Banc-Corp	4,729,810
105,000	Great Western Bancorp Inc	3,281,250
140,000	JPMorgan Chase & Co	13,666,800
271,000	Principal Financial Group Inc	11,970,070
27,000	Travelers Cos Inc/The	3,233,250
527,000	US Bancorp/MN	24,083,900
167,000	Wells Fargo & Co	7,695,360
		80,956,720
	HEALTH CARE 16.6%
285,000	Abbott Laboratories	20,614,050
57,000	Baxter International Inc	3,751,740
33,500	Bio-Techne Corp	4,848,120
98,500	Bristol-Myers Squibb Co	5,120,030
134,000	Eli Lilly & Co	15,506,480
167,000	Johnson & Johnson	21,551,350

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2018

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	HEALTH CARE (continued)
251,000	Medtronic PLC (e)	$22,830,960
253,000	Pfizer Inc	11,043,450
522,000	Roche Holding AG (d)	16,223,760
51,500	UnitedHealth Group Inc	12,829,680
		134,319,620
	INDUSTRIALS 14.7%
115,000	3M Co	21,912,100
153,000	CH Robinson Worldwide Inc	12,865,770
195,000	Donaldson Co Inc	8,461,050
77,000	Emerson Electric Co	4,600,750
117,000	Fastenal Co	6,117,930
367,000	Graco Inc	15,358,950
156,000	Honeywell International Inc	20,610,720
137,000	nVent Electric PLC (c)	3,077,020
137,000	Pentair PLC (c)	5,175,860
26,000	Resideo Technologies Inc (a)	534,300
110,000	Toro Co/The	6,146,800
138,000	United Parcel Service Inc, Class B	13,459,140
		118,320,390
	INFORMATION TECHNOLOGY 3.4%
244,000	Corning Inc	7,371,240
22,000	International Business Machines Corp	2,500,740
75,000	Microsoft Corp	7,617,750
12,000	Motorola Solutions Inc	1,380,480
100,000	QUALCOMM Inc	5,691,000
21,500	Visa Inc	2,836,710
		27,397,920
	MATERIALS 4.3%
185,000	Bemis Co Inc	8,491,500
139,000	Ecolab Inc	20,481,650
136,000	HB Fuller Co	5,803,120
		34,776,270
	UTILITIES 0.4%
65,000	Xcel Energy Inc	3,202,550
	TOTAL COMMON STOCKS (cost $343,021,369)	$505,530,278

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2018

Shares	Security Description	Fair Value
	SHORT-TERM INVESTMENTS 1.9%
15,210,468	First American Government Obligations Fund, Class X, 2.36% (b) (cost $15,210,468)	$15,210,468
	TOTAL INVESTMENTS 99.3% (cost $644,224,309)	$801,996,954
	OTHER ASSETS AND LIABILITIES (NET) 0.7%	5,457,976
	TOTAL NET ASSETS 100.0%	$807,454,930

(a)  Non-income producing.

(b)  The rate quoted is the annualized seven-day effective yield as of December 31, 2018.

(c)  Foreign security denominated in U.S. dollars. As of December 31, 2018, these securities represented $26,602,453 or 3.3% of total net assets.

(d)  American Depositary Receipt.

(e)  Issuer headquartered overseas but considered domestic. In determining whether a security is foreign or domestic, the Adviser will generally look at the location of the headquarters of the issuer. However, if the issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues, and/or 3) where it earns the majority of its profits.

(f)  Step Bonds – Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of December 31, 2018.

(g)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities, with the exception of those securities deemed illiquid within footnote (h), have been determined to be liquid under the Funds' Liquidity Risk Management Program. As of December 31, 2018, these securities represented $24,533,596 or 3.0% of total net assets.

(h)  Securities are deemed illiquid. As of December 31, 2018, these securities represented $1,293,241 or 0.2% of total net assets.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

MAIRS & POWER SMALL CAP FUND (unaudited)

To Our Shareholders:  December 31, 2018

The market sold off sharply in the fourth quarter of the year and small cap stocks were no exception. Nevertheless, the Mairs & Power Small Cap Fund outperformed both the index and peer group. The Fund finished the quarter down 17.03% while the S&P 600 Total Return Index and the Morningstar Small Blend Category were down 20.10% and 19.32% respectively. For the year the Fund finished down 6.91%, also ahead of the index and peer group which were down 8.48% and 12.66% respectively.

Sector allocation played a small role in relative performance for the year with Energy being the only sector of note, declining over 40% in 2018 as the worst performing sector in small cap. The Fund's significantly underweight position in the sector meaningfully contributed to relative outperformance for the year. In fact, for most of 2018, the Fund held just one energy stock.

Stock selection was the primary driver of relative outperformance in 2018. Among the several strong contributors to relative performance in 2018 were Marcus Corp (MCS) and Workiva Inc. (WK). Marcus, a Milwaukee-based company up 55.46% for the year, primarily owns and operates movie theaters in the Midwest but also owns and manages a number of hotels as well. Management has made a big push over the last several years to invest in its movie theaters with amenities like power reclining seats, in-theater beverage and food service, and restaurants and bars in some theater lobbies, all of which have been well-received by consumers. In our opinion, Marcus is in a strong competitive position as it owns the bulk of its properties and therefore has stronger cash flow than peers who have to make lease payments on the majority of their properties. This gives Marcus the ability to continue to invest aggressively in its theaters while its competitors cannot, further widening its advantage.

MAIRS & POWER SMALL CAP FUND (MSCFX)

Top Relative Performers

Fourth Quarter (9/30/18 – 12/31/18)		Year To Date (12/31/17 – 12/31/18)
Black Hills Corp.	29.04%	Marcus Corporation	55.46%
United Fire Group, Inc	29.96%	Workiva, Inc.	76.19%
Casey's General Stores, Inc.	19.58%	United Fire Group, Inc.	39.53%
EMC Insurance Group, Inc.	50.19%	Gentherm Inc.	34.40%
Glacier Bancorp, Inc.	13.15%	Premier Inc.	36.44%

Weak Relative Performers

Fourth Quarter (9/30/18 – 12/31/18)		Year To Date (12/31/17 – 12/31/18)
Oasis Petroleum Inc	-40.90%	Apogee Enterprises, Inc.	-25.29%
Carrizo Oil & Gas, Inc.	-35.10%	Oshkosh Corp.	-23.14%
Catalent Inc.	-11.45%	Tennant Company	-18.91%
Intricon Corp.	-32.96%	Tile Shop Holdings, Inc.	-32.68%
Bio-Techne Corp.	-8.86%	Catalent Inc.	-15.62%

Performance shown is relative to the S&P SmallCap 600 TR Index as of December 31, 2018. Relative return is the difference between the absolute return and the performance of the market, in which the position is held. Relative contribution is used for ranking, which considers average daily weightings for each holding.

Workiva, an Ames Iowa-based company, was up 76.19% for the year. Workiva, a software as a service (SaaS) company, has created a platform that streamlines complex financial and regulatory reporting processes primarily for corporate clients. As we mentioned in the third quarter letter, their unique and efficient book of record for non-structured data helps their customers satisfy compliance requirements. As they scale it up to

MAIRS & POWER SMALL CAP FUND (unaudited) (continued)

take advantage of new market opportunities, the economics of the company's business model become very attractive.

Not surprisingly, some of our most cyclical holdings hindered performance for the year with Apogee Enterprises Inc. (APOG) and Oshkosh Corp (OSK) the worst contributors. As we've written in past letters, we believe both companies occupy extremely strong competitive positions longer-term, and we look to take advantage of downturns in their business cycles as an opportunity to add to our positions. We are confident that the managements of both companies are making the right investments to emerge from any downturn in their end markets with stronger competitive positions and improved market share.

In the fourth quarter we added MGP Ingredients Inc. (MGPI) to the portfolio. MGP, headquartered in Kansas, is primarily a producer of distilled spirits with a significant portion of its operations located in Indiana. The company, which holds a significant share in American and rye whiskeys, is benefiting from the shift in consumer tastes toward spirits away from other alcoholic beverages as well as a preference for smaller "micro" producers similar to the trend in the beer industry. MGP's stock has come under pressure following poor execution in rolling out a new plant management system and over concerns of increased industry capacity. We believe they will be able to manage through these issues and are looking forward to their rollout of an aged product.

We see some positive signs for small cap stocks going forward. With the significant market sell off in the fourth quarter, small cap valuations are now quite attractive. In fact on a price-to-earnings basis, small cap stocks are trading well below their ten year historical average and on a relative basis to large cap stocks they are no longer trading at a premium. This is significant as small cap stocks typically trade at a significant premium to larger stocks. With the dollar showing signs of strength again, the macro environment may become a little more difficult for larger multi-national stocks, potentially making small caps a relatively better option for equity investors.

Andrew R. Adams Lead Manager	Allen D. Steinkopf Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Small Cap Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. The Fund may invest in initial public offerings by small cap companies, which can involve greater risk than investments in companies that are already publicly traded.

Diversification does not guarantee profit or protect against loss.

S&P 600 Small Cap Total Return (S&P 600) is an index of small company stocks managed by Standard & Poor's that covers a broad range of small cap stocks in the U.S. The index is weighted according to market capitalization and covers about 3-4%

MAIRS & POWER SMALL CAP FUND (unaudited) (continued)

of the total market for equities in the U.S. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Morningstar Small Blend Category, as defined by Morningstar are stocks in the bottom 10% of the capitalization of the U.S. equity market. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. It is not possible to invest directly in a Morningstar category.

Mairs & Power Small Cap Fund
PERFORMANCE INFORMATION (unaudited)  December 31, 2018

Investment performance since commencement of operations (through December 31, 2018)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since commencement of operations.

Average annual total returns for periods ended December 31, 2018

	1 Year	3 Year	5 Year	Since Inception(2)
Mairs & Power Small Cap Fund	-6.91%	8.44%	5.35%	14.02%
S&P Small Cap 600 Total Return Index(1)	-8.48%	9.46%	6.34%	12.94%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P Small Cap 600 Total Return Index is an index of small-company stocks managed by Standard & Poor's that covers a broad range of small cap stocks in the U.S. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the U.S. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

(2)  Since inception performance is as of August 11, 2011, which is the offering date of the Small Cap Fund.

Mairs & Power Small Cap Fund
FUND INFORMATION (unaudited)  December 31, 2018

Portfolio Managers

Andrew R. Adams, CFA, lead manager since 2011, University of Wisconsin-Madison, MS Finance 1997

Allen D. Steinkopf, CFA, co-manager since January 1, 2015, University of Minnesota, MBA Finance 1986

General Information

Fund Symbol	MSCFX
Net Asset Value (NAV) Per Share	$22.48
Expense Ratio	1.04%
Portfolio Turnover Rate	20.40%
Sales Charge	None[1]
Fund Inception Year	2011

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets) 2

CoreSite Realty Corp	3.5%
Wintrust Financial Corp	3.5
Bio-Techne Corp	3.3
Associated Banc-Corp	3.2
Donaldson Co Inc	3.1
Glacier Bancorp Inc	3.1
Apogee Enterprises Inc	3.1
Cullen/Frost Bankers Inc	3.1
Oshkosh Corp	3.0
Black Hills Corp	3.0

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 99.2%
Industrials	26.8%
Financials	21.5
Health Care	13.8
Information Technology	11.8
Real Estate	5.6
Materials	4.3
Consumer Discretionary	3.9
Consumer Staples	3.6
Utilities	3.5
Communication Services	2.2
Energy	2.2
Short-term Investments 0.8%[3]	0.8
100.0%

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

3  Represents short-term investments and other assets and liabilities (net).

  The Schedule of Investments and portfolio diversification utilize Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS  December 31, 2018

Shares	Security Description	Fair Value
	COMMON STOCKS 99.2%
	COMMUNICATION SERVICES 2.2%
207,523	Marcus Corp/The	$8,197,159
	CONSUMER DISCRETIONARY 3.9%
222,880	Gentherm Inc (a)	8,910,742
1,000,200	Tile Shop Holdings Inc	5,481,096
		14,391,838
	CONSUMER STAPLES 3.6%
83,500	Casey's General Stores Inc	10,699,690
44,700	MGP Ingredients Inc	2,550,135
		13,249,825
	ENERGY 2.2%
376,800	Carrizo Oil & Gas Inc (a)	4,254,072
704,700	Oasis Petroleum Inc (a)	3,896,991
		8,151,063
	FINANCIALS 21.5%
593,161	Associated Banc-Corp	11,738,656
127,700	Cullen/Frost Bankers Inc	11,229,938
127,839	EMC Insurance Group Inc	4,071,672
288,200	Glacier Bancorp Inc	11,418,484
349,700	Great Western Bancorp Inc	10,928,125
102,325	QCR Holdings Inc	3,283,609
154,215	United Bankshares Inc/WV	4,797,629
158,785	United Fire Group Inc	8,804,628
193,400	Wintrust Financial Corp	12,859,166
		79,131,907
	HEALTH CARE 13.8%
84,200	Bio-Techne Corp	12,185,424
176,876	Calyxt Inc (a)	1,832,436
78,815	Cardiovascular Systems Inc (a)	2,245,439
307,700	Catalent Inc (a)	9,594,086
153,800	Inspire Medical Systems Inc (a)	6,498,050
144,093	IntriCon Corp (a)	3,801,173
234,600	Patterson Cos Inc	4,612,236
262,249	Premier Inc (a)	9,795,000
		50,563,844
	INDUSTRIALS 26.8%
174,778	AAR Corp	6,526,211
374,610	Actuant Corp	7,863,064

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2018

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
378,100	Apogee Enterprises Inc	$11,286,285
266,268	Donaldson Co Inc	11,553,369
167,272	Generac Holdings Inc (a)	8,313,418
184,700	Graco Inc	7,729,695
241,200	Hub Group Inc, Class A (a)	8,941,284
181,700	Oshkosh Corp	11,140,027
42,200	Proto Labs Inc (a)	4,759,738
169,676	Raven Industries Inc	6,140,574
20,300	Snap-on Inc	2,949,387
195,475	Tennant Co	10,186,202
17,300	Toro Co/The	966,724
		98,355,978
	INFORMATION TECHNOLOGY 11.8%
180,065	Badger Meter Inc	8,860,999
214,240	Cray Inc (a)	4,625,442
219,609	CyberOptics Corp (a)	3,871,707
218,470	Digi International Inc (a)	2,204,362
181,900	FireEye Inc (a)	2,948,599
39,600	Littelfuse Inc	6,790,608
86,408	NVE Corp	7,564,156
176,080	Workiva Inc (a)	6,319,511
		43,185,384
	MATERIALS 4.3%
111,300	Bemis Co Inc	5,108,670
102,791	Hawkins Inc	4,209,291
155,600	HB Fuller Co	6,639,452
		15,957,413
	REAL ESTATE 5.6%
148,000	CoreSite Realty Corp	12,910,040
469,400	Physicians Realty Trust	7,524,482
		20,434,522
	UTILITIES 3.5%
25,403	ALLETE Inc	1,936,217
174,300	Black Hills Corp	10,942,554
		12,878,771
	TOTAL COMMON STOCKS (cost $323,460,409)	$364,497,704

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2018

Shares	Security Description	Fair Value
	SHORT-TERM INVESTMENTS 0.0%
72,908	First American Government Obligations Fund, Class X, 2.36% (b) (cost $72,908)	$72,908
	TOTAL INVESTMENTS 99.2% (cost $323,533,317)	$364,570,612
	OTHER ASSETS AND LIABILITIES (NET) 0.8%	2,906,446
	TOTAL NET ASSETS 100.0%	$367,477,058

(a)  Non-income producing.

(b)  The rate quoted is the annualized seven-day effective yield as of December 31, 2018.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES  December 31, 2018

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund
ASSETS
Investments, at fair value (Note 1) *:	$3,929,458,773	$801,996,954	$364,570,612
Receivable for Fund shares sold	2,592,887	2,772,972	2,422,332
Receivable for securities sold	6,532,997	1,290,186	1,567,955
Dividends and interest receivable	6,205,665	4,030,235	236,039
Prepaid expenses and other assets	110,793	40,312	25,120
	3,944,901,115	810,130,659	368,822,058
LIABILITIES
Payable for Fund shares redeemed	2,987,109	933,846	937,687
Payable for securities purchased	294,756	1,140,766	-
Accrued investment management fees (Note 2)	1,911,447	404,432	288,542
Accrued Fund administration fees	204,902	43,004	22,807
Accrued audit and tax fees	37,980	33,565	25,820
Accrued transfer agent fees	277,752	51,406	32,633
Other accrued fees	244,365	68,710	37,511
	5,958,311	2,675,729	1,345,000
NET ASSETS	$3,938,942,804	$807,454,930	$367,477,058
NET ASSETS CONSIST OF
Portfolio capital	$2,262,295,373	$648,009,044	$323,469,618
Total distributable earnings	1,676,647,431	159,445,886	44,007,440
TOTAL NET ASSETS	$3,938,942,804	$807,454,930	$367,477,058
Fund shares, par value	$0.01	$0.01	$0.01
Authorized	unlimited	unlimited	unlimited
Fund shares issued and outstanding	37,003,989	9,303,615	16,348,405
Net asset value per share	$106.45	$86.79	$22.48
* Cost of investments	$2,286,025,376	$644,224,309	$323,533,317

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  Year Ended December 31, 2018

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities *	$84,006,997	$13,531,650	$6,604,740
Dividends from affiliated securities (Note 5)	520,000	-	-
Interest income	1,315,627	12,659,802	105,637
TOTAL INCOME	85,842,624	26,191,452	6,710,377
Expenses:
Investment management fees (Note 2)	24,897,758	5,398,007	3,806,442
Fund administration fees	817,030	171,241	83,106
Fund accounting fees	491,097	167,597	85,733
Trustees' fees (Note 2)	254,448	51,446	24,106
Transfer agent fees	1,615,157	383,612	250,244
Custodian fees	268,284	58,096	28,267
Legal and audit fees	155,012	68,004	45,146
Printing and mailing fees	159,346	52,764	29,771
Other fees	211,219	84,417	58,065
TOTAL EXPENSES	28,869,351	6,435,184	4,410,880
NET INVESTMENT INCOME	56,973,273	19,756,268	2,299,497
REALIZED AND UNREALIZED GAIN (LOSS) (Note 4)
Net realized gain on investments
Unaffiliated issuers	314,374,373	25,152,340	17,606,537
Affiliated issuers (Note 5)	901,617	-	-
	315,275,990	25,152,340	17,606,537
Change in net unrealized depreciation on investments
Unaffiliated issuers	(543,549,077)	(69,635,982)	(48,410,052)
Affiliated issuers (Note 5)	(2,627,050)	-	-
	(546,176,127)	(69,635,982)	(48,410,052)
NET LOSS ON INVESTMENTS	(230,900,137)	(44,483,642)	(30,803,515)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(173,926,864)	$(24,727,374)	$(28,504,018)
* Net of foreign taxes withheld of:	$582,470	$89,924	$-

See accompanying Notes to Financial Statements.

Mairs & Power Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
OPERATIONS
Net investment income	$56,973,273	$59,569,965
Net realized gain on investments	315,275,990	371,311,138
Net change in unrealized appreciation (depreciation) on investments	(546,176,127)	273,018,406
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	(173,926,864)	703,899,509
DISTRIBUTIONS TO SHAREHOLDERS	(323,794,197)	(417,887,825)(1)
CAPITAL TRANSACTIONS
Proceeds from shares sold	221,318,366	332,459,406
Reinvestment of distributions from net investment income and net realized gains	302,562,532	392,161,854
Cost of shares redeemed	(818,373,458)	(671,949,109)
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	(294,492,560)	52,672,151
TOTAL INCREASE (DECREASE) IN NET ASSETS:	(792,213,621)	338,683,835
NET ASSETS
Beginning of year	4,731,156,425	4,392,472,590
End of year	$3,938,942,804	$4,731,156,425 (2)
FUND SHARE TRANSACTIONS
Shares sold	1,825,034	2,751,714
Shares issued for reinvested distributions	2,851,984	3,232,258
Shares redeemed	(6,735,245)	(5,510,724)
NET INCREASE (DECREASE) IN FUND SHARES	(2,058,227)	473,248

(1)  Includes net investment income distributions of $61,398,855 and net realized gain distributions of $356,488,970, see Note 1.

(2)  Includes undistributed net investment income of $0, see Note 1.

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
OPERATIONS
Net investment income	$19,756,268	$21,218,201
Net realized gain on investments	25,152,340	21,065,004
Net change in unrealized appreciation (depreciation) on investments	(69,635,982)	64,015,054
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	(24,727,374)	106,298,259
DISTRIBUTIONS TO SHAREHOLDERS	(42,417,915)	(36,952,324)(1)
CAPITAL TRANSACTIONS
Proceeds from shares sold	96,199,993	191,669,011
Reinvestment of distributions from net investment income and net realized gains	41,005,337	35,764,487
Cost of shares redeemed	(247,393,172)	(173,416,913)
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	(110,187,842)	54,016,585
TOTAL INCREASE (DECREASE) IN NET ASSETS:	(177,333,131)	123,362,520
NET ASSETS
Beginning of year	984,788,061	861,425,541
End of year	$807,454,930	$984,788,061 (2)
FUND SHARE TRANSACTIONS
Shares sold	1,037,774	2,125,650
Shares issued for reinvested distributions	465,996	385,666
Shares redeemed	(2,675,705)	(1,904,005)
NET INCREASE (DECREASE) IN FUND SHARES	(1,171,935)	607,311

(1)  Includes net investment income distributions of $21,491,676 and net realized gain distributions of $15,460,648, see Note 1.

(2)  Includes undistributed net investment income of $0, see Note 1.

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
OPERATIONS
Net investment income	$2,299,497	$2,081,695
Net realized gain on investments	17,606,537	13,347,731
Net change in unrealized appreciation (depreciation) on investments	(48,410,052)	15,568,831
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	(28,504,018)	30,998,257
DISTRIBUTIONS TO SHAREHOLDERS	(16,989,022)	(14,538,190)(1)
CAPITAL TRANSACTIONS
Proceeds from shares sold	70,198,238	106,501,120
Reinvestment of distributions from net investment income and net realized gains	16,653,266	13,896,464
Cost of shares redeemed *	(109,388,722)	(83,793,304)
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	(22,537,218)	36,604,280
TOTAL INCREASE (DECREASE) IN NET ASSETS:	(68,030,258)	53,064,347
NET ASSETS
Beginning of year	435,507,316	382,442,969
End of year	$367,477,058	$435,507,316 (2)
FUND SHARE TRANSACTIONS
Shares sold	2,713,382	4,264,177
Shares issued for reinvested distributions	752,180	548,833
Shares redeemed	(4,320,099)	(3,328,524)
NET INCREASE (DECREASE) IN FUND SHARES	(854,537)	1,484,486
* Net of redemption fees of:	$44,669	$58,709

(1)  Includes net investment income distributions of $2,239,108 and net realized gain distributions of $12,299,082, see Note 1.

(2)  Includes undistributed net investment income of $0, see Note 1.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS   December 31, 2018

Note 1 – Organization and Significant Accounting Policies

Mairs & Power Funds Trust (the Trust) is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Mairs & Power Growth Fund (the Growth Fund), Mairs & Power Balanced Fund (the Balanced Fund) and Mairs & Power Small Cap Fund (the Small Cap Fund) (individually a Fund and collectively the Funds) are series within the Trust. Mairs & Power, Inc. (the Adviser) is the investment adviser of each Fund. The objective of the Growth Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average, long-term appreciation. The objective of the Balanced Fund is to provide capital growth, current income and preservation of capital. The objective of the Small Cap Fund is to seek above-average, long-term appreciation. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Significant accounting policies of the Funds are as follows:

Security Valuations

Security valuations for each Fund's investments are furnished by independent pricing services that have been approved by the Trust's Board of Trustees (the Board). Investments in listed equity securities are valued at the last quoted sale price on the securities exchange on which such securities are principally traded or at the NASDAQ Official Closing Price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are valued at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued at the bid price furnished by an independent pricing service. Debt obligations with 60 days or less remaining until maturity may be valued at the bid price furnished by an independent pricing service and in certain circumstances may be valued at their amortized cost, which approximates fair value. Pricing service prices for debt obligations are based on various evaluative and matrix-based methodologies and models that use market inputs such as market transactions, dealer quotations, benchmark yields and issuer, industry and economic events. These techniques generally consider overall market conditions and such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity and ratings.

Debt securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from two or more dealers that make markets in the securities. When market quotations are not readily available, or when the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Value Committee appointed by the Board, pursuant to procedures approved by the Board.

When determining the value of a security, the Fair Value Committee takes into consideration all indications of value that appear relevant under the particular circumstances as well as fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is purchased or sold in addition to other more specific factors that may be applied on a case-by-case basis. Consequently, the value of the security used by a Fund may differ from a quoted or published price for the same security. Fair value pricing involves subjective judgments and it is possible that the fair value determined for the security is materially different than the value that could be realized upon the sale of that security. As of December 31, 2018, no securities were valued using this method.

Fair Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2018

Note 1 – Organization and Significant Accounting Policies (continued)

Fair Valuation Measurements (continued)

techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•  Level 1 – Quoted prices in active markets for identical securities.

•  Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 – Significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the securities held by each Fund as of December 31, 2018:

	Growth Fund	Balanced Fund	Small Cap Fund
Level 1*	$3,929,458,773	$520,740,746	$364,570,612
Level 2**	-	281,256,208	-
Level 3	-	-	-
Total	$3,929,458,773	$801,996,954	$364,570,612

*  All Level 1 investments are equity securities (common stocks) and short-term investments.

**  All Level 2 investments are fixed income securities.

For detail of securities by major sector classification for the Funds, please refer to the Schedules of Investments.

The Funds did not hold any level 3 investments during the year ended December 31, 2018.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date. Interest income, including the accretion of discounts and amortization of premiums, is recorded on an accrual basis. Premiums and discounts are amortized using the effective interest method. Realized gains and losses are reported on an identified cost basis.

Income Taxes

Each Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). No provisions have been made for federal income taxes as it is the intention of each Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

As of December 31, 2018, the Trust did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all tax returns filed for the last three years.

As of December 31, 2018, none of the Funds had capital loss carryforwards nor did they have any qualified late year losses for federal tax purposes.

Basis of Presentation

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amount of net assets and

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2018

Note 1 – Organization and Significant Accounting Policies (continued)

Basis of Presentation (continued)

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated recognition of disclosures.

Expense Allocation

Common expenses incurred by the Trust are allocated among the Funds based on their relative assets. Fund specific expenses are charged directly to the Fund that incurred the expense.

New Accounting Pronouncement

In August 2018, the U.S. Securities and Exchange Commission approved amendments to eliminate, update or modify certain disclosure requirements required of registered investment companies. In part, these amendments amend Regulation S-X and require presentation of distributable earnings on the Statements of Assets and Liabilities in total rather than disclosing the three components of distributable earnings (undistributed net investment income, undistributed realized gain and net unrealized appreciation (depreciation) on investments). An additional amendment to Regulation S-X amends the requirement to state separately on the Statements of Changes in Net Assets distributions to shareholders from net investment income, net realized gain and other sources and rather disclose distributions to shareholders in total, except for return of capital, which should be disclosed separately. Accumulated net investment loss or undistributed net investment income is no longer required to be disclosed in the Statements of Changes in Net Assets. These updates have been incorporated in the Funds' financial statements and have no impact on each of the Fund's net assets or results of operations. Information previously required to be disclosed that was reported in the December 31, 2017 financial statements is presented in the Statements of Changes in Net Assets.

Note 2 – Related-Party Transactions

Investment Management Fees

The Adviser provides investment management services and various administrative services to the Funds under a written agreement for Investment Counsel Service (the Investment Advisory Agreement) approved by the Board. Pursuant to the Investment Advisory Agreement, the Adviser is paid a monthly fee on average daily net assets at the following annual rates:

	Growth Fund	Balanced Fund	Small Cap Fund
Up to $2.5 Billion	0.60%	0.60%	0.90%
Over $2.5 Billion	0.50%	0.60%	0.90%

Trustees' Fees

The Funds pay compensation to the disinterested Trustees of the Trust. The Funds do not pay remuneration to officers or to Trustees who are officers, directors or employees of the Adviser or Trustees who are otherwise "interested persons" of the Trust.

Note 3 – Indemnifications

In the normal course of business, the Trust enters into contracts that contain general indemnifications to other parties. The Trust's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The Trust expects the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2018

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions

Net investment income and net realized capital gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences.

In addition, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The permanent differences primarily relate to utilization of earnings and profits distributed to shareholders on redemption of shares and distribution reclasses. These reclassifications have no effect on net assets or net asset value per share. On the Statement of Assets and Liabilities, the following reclassifications were made for the year ended December 31, 2018:

	Distributable Earnings	Paid in Capital
Growth Fund	$(25,623,201)	$25,623,201
Balanced Fund	(4,153,197)	4,153,197
Small Cap Fund	(2,134,155)	2,134,155

Distributions to shareholders are determined in accordance with income tax regulations that may differ from GAAP, and due to the timing of the distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017, were as follows:

Year ended December 31, 2018
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$56,504,290	$19,786,860	$2,299,497
Long-term capital gains	267,289,907	22,631,055	14,689,525
Total distributions paid	$323,794,197	$42,417,915	$16,989,022
Year ended December 31, 2017
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$74,645,854	$21,141,023	$2,185,797
Long-term capital gains	343,241,971	15,811,301	12,352,393
Total distributions paid	$417,887,825	$36,952,324	$14,538,190

Ordinary income distributions include net short-term capital gains. The Funds are designating as long-term capital gain dividends, pursuant to Section 852(b)(3) of the Code, the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2018

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions (continued)

At December 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Cost of investments	$2,286,817,273	$644,227,785	$324,058,115
Gross unrealized appreciation	$1,762,357,502	$177,665,879	$75,466,507
Gross unrealized depreciation	(119,716,002)	(19,896,710)	(34,954,010)
Net unrealized appreciation	$1,642,641,500	$157,769,169	$40,512,497
Undistributed ordinary income	$627,423	$-	$-
Undistributed long-term capital gains	33,378,508	1,676,717	3,494,943
Total distributable earnings	$34,005,931	$1,676,717	$3,494,943
Other accumulated earnings	-	-	-
Total accumulated earnings	$1,676,647,431	$159,445,886	$44,007,440

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the year ended December 31, 2018 were as follows:

	Purchases	Sales
Growth Fund	$405,552,459	$963,041,723
Balanced Fund	77,087,323	205,530,491
Small Cap Fund	84,578,700	119,301,674

Purchases and sales of government securities during the year ended December 31, 2018 were as follows:

	Purchases	Sales
Growth Fund	$-	$-
Balanced Fund	2,000,000	1,962,270
Small Cap Fund	-	-

Note 5 – Transactions With Affiliated Companies

The Growth Fund owned 5% or more of the voting securities of the following company during the year ended December 31, 2018. As a result, this company was deemed to be an affiliate of the Growth Fund as defined by the 1940 Act. Transactions during the period with the affiliated company were as follows:

Growth Fund

	Share Activity
Security Name	Balance 12/31/17	Acquisitions	Sales	Balance 12/31/18	Dividend Income(2)	Fair Value at 12/31/18	Realized Gain(2)	Change in Unrealized Appreciation
NVE Corp (1)	270,000	23,072	90,000	203,072	$520,000	$17,776,923	$901,617	$(2,627,050)

(1)  Issuer was not an affiliate as of December 31, 2018 due to sales during the period.

(2)  Dividend income and realized gain amounts are reported for the period in which the security was deemed an affiliate.

Mairs & Power Growth Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each year)

	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share
Net asset value, beginning of year	$121.12	$113.83	$104.44	$116.20	$111.09
Income from investment operations:
Net investment income	1.61	1.60	1.61	1.68	1.54
Net realized and unrealized gain (loss)	(6.96)	17.16	14.43	(5.17)	7.48
Total from investment operations	(5.35)	18.76	16.04	(3.49)	9.02
Distributions to shareholders from:
Net investment income	(1.59)	(1.66)	(1.61)	(1.67)	(1.53)
Net realized gains on investments sold	(7.73)	(9.81)	(5.04)	(6.60)	(2.38)
Total distributions	(9.32)	(11.47)	(6.65)	(8.27)	(3.91)
Net asset value, end of year	$106.45	$121.12	$113.83	$104.44	$116.20
Total investment return	(4.34)%	16.52%	15.38%	(3.07)%	8.12%
Net assets, end of year, in thousands	$3,938,943	$4,731,156	$4,392,473	$3,837,264	$4,297,475
Ratios/supplemental data:
Ratio of expenses to average net assets	0.64%	0.64%	0.66%	0.65%	0.65%
Ratio of net investment income to average net assets	1.27	1.30	1.42	1.43	1.36
Portfolio turnover rate	9.25	8.84	10.99	9.64	6.42

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each year)

	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share
Net asset value, beginning of year	$94.01	$87.29	$81.16	$86.79	$82.31
Income from investment operations:
Net investment income	2.09	2.04	1.99	2.14	1.98
Net realized and unrealized gain (loss)	(4.71)	8.26	7.21	(4.34)	4.59
Total from investment operations	(2.62)	10.30	9.20	(2.20)	6.57
Distributions to shareholders from:
Net investment income	(2.09)	(2.07)	(1.99)	(2.13)	(2.00)
Net realized gains on investments sold	(2.51)	(1.51)	(1.08)	(1.30)	(0.09)
Total distributions	(4.60)	(3.58)	(3.07)	(3.43)	(2.09)
Net asset value, end of year	$86.79	$94.01	$87.29	$81.16	$86.79
Total investment return	(2.80)%	11.90%	11.42%	(2.54)%	8.04%
Net assets, end of year, in thousands	$807,455	$984,788	$861,426	$667,680	$722,863
Ratios/supplemental data:
Ratio of expenses to average net assets	0.72%	0.71%	0.72%	0.73%	0.72%
Ratio of net investment income to average net assets	2.20	2.24	2.37	2.49	2.39
Portfolio turnover rate	9.01	13.13	14.10	14.05	4.53

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each year)

	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share
Net asset value, beginning of year	$25.32	$24.33	$19.48	$20.67	$19.78
Income from investment operations:
Net investment income	0.15	0.13	0.08	0.08	0.08
Net realized and unrealized gain (loss)	(1.92)	1.73	5.24	(1.04)	1.25
Total from investment operations	(1.77)	1.86	5.32	(0.96)	1.33
Distributions to shareholders from:
Net investment income	(0.15)	(0.13)	(0.08)	(0.08)	(0.07)
Net realized gains on investments sold	(0.92)	(0.74)	(0.39)	(0.15)	(0.37)
Redemption fees (1)(2)	0.00	0.00	0.00	0.00	0.00
Total distributions	(1.07)	(0.87)	(0.47)	(0.23)	(0.44)
Net asset value, end of year	$22.48	$25.32	$24.33	$19.48	$20.67
Total investment return	(6.91)%	7.64%	27.27%	(4.68)%	6.73%
Net assets, end of year, in thousands	$367,477	$435,507	$382,443	$193,837	$162,230
Ratios/supplemental data:
Ratio of expenses to average net assets	1.04%	1.04%	1.05%	1.06%	1.07%
Ratio of net investment income to average net assets	0.54	0.48	0.48	0.43	0.43
Portfolio turnover rate	20.40	19.27	21.26	23.27	15.85

(1)  The Fund charges a 1.00% redemption fee on shares held 180 days or less.

(2)  Amount per share is less than $0.005.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of
Mairs & Power Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Mairs & Power Funds Trust (the Trust) (comprising the Mairs & Power Growth Fund, Mairs & Power Balanced Fund and Mairs & Power Small Cap Fund (collectively referred to as the "Funds")), including the schedules of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Mairs & Power Funds Trust at December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Mairs & Power Funds Trust since 1958.

Minneapolis, Minnesota
February 14, 2019

FUND EXPENSES (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including redemption fees and (2) ongoing expenses for the operation of the Funds (e.g., asset-based charges, such as investment management fees). The Funds are "no-load" mutual funds. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Funds' expenses during the period July 1, 2018 through December 31, 2018 and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the tables below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $8,600, divided by $1,000 = $8.60. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expenses and assumed returns of 5% per year before expenses, which are not the Funds' actual returns. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Funds with the ongoing costs of investing in other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that these hypothetical examples highlight ongoing costs only. They may not be used to estimate the actual ending account balances or expenses you paid during the period and will not help you determine the relative total costs of owning different funds.

Mairs & Power Growth Fund

	Beginning Account Value 07/01/2018	Ending Account Value 12/31/2018	Expenses Paid During Period *
Actual return	$1,000.00	$978.60	$3.24
Hypothetical assumed 5% return	$1,000.00	$1,021.93	$3.31

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.65%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days), divided by 365 days.

Mairs & Power Balanced Fund

	Beginning Account Value 07/01/2018	Ending Account Value 12/31/2018	Expenses Paid During Period *
Actual return	$1,000.00	$998.70	$3.58
Hypothetical assumed 5% return	$1,000.00	$1,021.63	$3.62

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.71%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days), divided by 365 days.

FUND EXPENSES (unaudited) (continued)

Mairs & Power Small Cap Fund

	Beginning Account Value 07/01/2018	Ending Account Value 12/31/2018	Expenses Paid During Period *
Actual return	$1,000.00	$885.80	$4.94
Hypothetical assumed 5% return	$1,000.00	$1,019.96	$5.30

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.04%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days), divided by 365 days.

PRIVACY POLICY NOTICE (unaudited)

Our Promise to You

As a shareholder of the Mairs & Power Mutual Funds (Funds), you share both personal and financial information with us. Your privacy is important to us, and we are dedicated to safeguarding your personal and financial information.

Information Provided by Shareholders

In the normal course of doing business, we typically obtain the following non-public personal information about our shareholders:

•  Personal information regarding our shareholders' identity such as name, address and social security number;

•  Information regarding fund transactions effected by us; and

•  Shareholder financial information such as net-worth, assets, income, bank account information and account balances.

How We Manage and Protect Your Personal Information

We do not sell information about current or former shareholders to third parties, nor is it our practice to disclose such information to third parties unless requested or permitted to do so by a shareholder or shareholder representative or, if necessary, in order to process a transaction, service an account or as permitted by law. Additionally, we may share information with outside companies that perform administrative services for us. However, our arrangements with these service providers require them to treat your information as confidential.

In order to protect your personal information, we maintain physical, electronic and procedural safeguards to protect your personal information. Our Privacy Policy restricts the use of shareholder information and requires that it be held in strict confidence.

Shareholder Notifications

We provide a notice annually describing our privacy policy. In addition, we will inform you promptly if there are changes to our policy. Please contact us at (800) 304-7404 with questions about this notice.

OTHER INFORMATION (unaudited)

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. An investor should consider the Funds' investment objectives, risks and expenses carefully before investing or sending money. This and other important information can be found in the Funds' summary prospectuses and full prospectus. To obtain a prospectus, please call Shareholder Services at (800) 304-7404 or visit the Funds' website at www.mairsandpower.com. Please read the prospectus carefully before investing.

This report includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.mairsandpower.com and on the SEC's website at www.sec.gov on Form N-PX.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Trust files a complete schedule of portfolio holdings on Form N-PORT which is filed with the SEC monthly and will be made public on a quarterly basis. Portfolio holdings are also reported on Form N-CSR for the second and fourth quarter-ends with the SEC, which are also made public. The Trust's Forms N-PORT and N-CSR are available on the SEC's website at www.sec.gov.

The schedule of portfolio holdings is also printed in the Trust's Semi-Annual and Annual Reports to shareholders, which are available without charge by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com.

A complete copy of the Trust's portfolio holdings will also be available on or about 15 days following each quarter-end on the Funds' website at www.mairsandpower.com.

HOUSEHOLDING (unaudited)

In an effort to decrease costs, the Trust intends to reduce the number of duplicate Summary Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call Shareholder Services at (800) 304-7404 to request individual copies of these documents. Once notification to stop householding is received, the Trust will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

eDelivery is available to all direct shareholders. eDelivery provides your tax statements, account statements, trade confirmation statements, Summary Prospectuses and Annual and Semi-Annual Reports online rather than by regular mail. In addition to reducing paper waste, eDelivery may reduce your Fund fees by lowering printing and mailing costs over time. To receive materials electronically, please contact Shareholder Servicing at (800) 304-7404 or visit www.mairsandpower.com to sign up for eDelivery. If you hold your Fund shares through a Financial Intermediary, please contact your Financial Intermediary regarding electronic delivery options.

TRUSTEES AND OFFICERS (unaudited)  December 31, 2018

Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trust's Trustees and is available without charge, upon request, by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com.

Name (year of birth) and address[1]	Position(s) held with the Trust and length of time served[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by trustee during past five years
INTERESTED TRUSTEES[3]
Jon A. Theobald (1945)	Trustee since December 2012; Secretary from 2003 to May 2017; Chief Compliance Officer from 2004 to 2012	• Chair Emeritus of the Board of the Investment Adviser (January 2018 to present). • Consultant to the Investment Adviser (January 2018 to present). • Chair of the Board of the Investment Adviser (2015 to 2017). • Chief Executive Officer of the Investment Adviser (2012 to 2017). • President of the Investment Adviser (2007 to 2014).	3	None
Mark L. Henneman (1961)	Trustee since January 2018; President since December 31, 2014; Vice President from 2009 to 2014	• Chair of the Board and Chief Executive Officer of the Investment Adviser (January 2018 to present). • President of the Investment Adviser (2015 to 2017). • Chief Investment Officer of the Investment Adviser (2015 to 2017). • Executive Vice President of the Investment Adviser (2012 to 2014).	3	None
INDEPENDENT TRUSTEES
Mary Schmid Daugherty (1958)	Chair of the Board since January 2018; Trustee since December 2010; Audit Committee Chair from December 2012 to December 2017	• Associate Professor, Department of Finance, University of St. Thomas (1987 to present).	3	None
James D. Alt (1951)	Nominating and Governance Committee Chair since January 2017; Trustee since April 2015	• Retired Adjunct Associate Professor, University of Minnesota Law School (2007 to 2017); Retired Partner, Dorsey & Whitney LLP[4] (1984 to 2012).	3	None

TRUSTEES AND OFFICERS (unaudited) (continued)  December 31, 2018

Name (year of birth) and address[1]	Position(s) held with the Trust and length of time served[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by trustee during past five years
INDEPENDENT TRUSTEES (continued)
Patrick A. Thiele (1950)	Audit Committee Chair since January 2018; Trustee since April 2015	• Retired Chief Executive Officer, PartnerRe Ltd. (a reinsurance company) (2000 to 2010).	3	Director, PartnerRE Ltd. (March 2016 to December 2018); Director, OneBeacon Insurance Group, Ltd. (2014 to September 2017).
Susan E. Knight (1954)	Trustee since January 2018	• Retired Senior Vice President and Chief Financial Officer, MTS Systems Corporation (a testing and sensor company) (2001 to 2015).	3	Chair, Surmodics, Inc. (medical device and diagnostics company) (2015 to present); Director, Surmodics, Inc. (2008 to 2015).
PRINCIPAL OFFICERS
Andrew R. Adams (1972)	Vice President since 2011

• Chief Investment Officer of the Investment Adviser (January 2018 to present).
• Executive Vice President of the Investment Adviser (October 2016 to present).
• Vice President of the Investment Adviser (2006 to October 2016).

			N/A	N/A
Kevin V. Earley (1964)	Vice President since April 2018	• Vice President of the Investment Adviser (2013 to present).	N/A	N/A
Andrea C. Stimmel (1967)	Treasurer since 2011; Chief Compliance Officer from 2012 to 2016

• Chief Operating Officer of the Investment Adviser (January 2018 to present).
• Treasurer of the Investment Adviser (2008 to present).
• Director of Operations of the Investment Adviser (2008 to 2017).
• Chief Compliance Officer of the Investment Adviser (2012 to 2016).

			N/A	N/A

TRUSTEES AND OFFICERS (unaudited) (continued)  December 31, 2018

Name (year of birth) and address[1]	Position(s) held with the Trust and length of time served[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by trustee during past five years
PRINCIPAL OFFICERS (continued)
Robert W. Mairs (1969)	Secretary since May 2017; Chief Compliance Officer and Anti-Money Laundering Compliance Officer since 2017; Assistant Chief Compliance Officer from September 2016 to December 2016

• President and Secretary of the Investment Adviser (January 2018 to present).
• Chief Compliance Officer of the Investment Adviser (January 2017 to present).
• General Counsel of the Investment Adviser (2015 to present).
• Assistant Chief Compliance Officer of the Investment Adviser (September 2016 to December 2016).
• Shareholder and Attorney, Gray Plant Mooty (1999 to 2015).

			N/A	N/A
Collyn E. Iblings (1978)	Assistant Chief Compliance Officer since May 2017; Assistant Treasurer from September 2016 to May 2017

• Assistant Chief Compliance Officer of the Investment Adviser (May 2017 to present).
• Assistant Vice President of the Investment Adviser (2014 to present).
• Assistant Treasurer of the Investment Adviser (September 2016 to May 2017).
• Mutual Fund Administration Services Manager (2015 to May 2017).
• Compliance Manager (2014 to May 2017).
• Accounting Manager (2011 to September 2016).

			N/A	N/A

1  Unless otherwise indicated, the mailing address of each officer and trustee is: W1520 First National Bank Building, 332 Minnesota Street, Saint Paul, MN 55101-1363.

2  Dr. Daugherty served as a director of Mairs and Power Growth Fund, Inc. and Mairs and Power Balanced Fund, Inc. (together, the "Predecessor Funds") prior to the reorganization of the Predecessor Funds into newly formed series of the Trust effective December 31, 2011. Positions listed in this column for trustees and officers prior to 2012 refer to their positions with the Predecessor Funds. Each trustee serves until his or her resignation or mandatory retirement age. Each officer is elected annually and serves until his successor has been duly elected and qualified.

3  Mr. Theobald and Mr. Henneman are deemed to be "interested persons" of the Trust due to their respective positions with the Adviser.

4  Dorsey & Whitney LLP previously served as legal counsel to the Trust through December 2012.

MAIRS & POWER FUNDS TRUST

Mairs & Power Growth Fund, established 1958

Mairs & Power Balanced Fund, established 1961

Mairs & Power Small Cap Fund, established 2011

A No-Load Funds Trust

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Trust's website at:
www.mairsandpower.com

Investment Manager

Mairs & Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Mairs & Power, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-0701

Item 2. Code of Ethics.

The registrant adopted its Code of Ethics for Principal Executive Officer and Principal Financial Officer on May 17, 2012.  The Code of Ethics is attached as exhibit 13(a)(1) to this form.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Dr. Mary Schmid Daugherty, Ms. Susan Knight and Mr. Patrick Thiele, all members of the registrant’s Audit Committee, are “audit committee financial experts” as defined in Item 3 of Form N-CSR. Dr. Daugherty, Ms. Knight and Mr. Thiele are “independent” under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Year Ended December 31,	(a) Audit Fees	(b) Audit- Related Fees	(c) Tax Fees	(d) All Other Fees

2017	$111,840	None	$20,430	None
2018	$114,640	None	$20,940	None

(a)	Audit fees include amounts related to the audit of registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(c)	Tax fees include amounts related to tax advice and tax return preparation, compliance and reviews.

(d)	Tax consulting fee includes fees and expenses related to allowable tax consulting services.

(e)(1)	The registrant’s Audit Committee approves the engagement of the accountant before the accountant is engaged by the registrant and approved all audit and non-audit services provided to the registrant.

(e)(2)	None of such services described in columns (b) through (d) were subject to a waiver of the pre-approval requirement pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant were $20,430 for the fiscal year ended December 31, 2017 and $20,940 for the fiscal year ended December 31, 2018. The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant’s investment adviser were $18,225 for the fiscal year ended December 31, 2017 and $18,680 for the fiscal year ended December 31, 2018.

(h)

The registrant’s Audit Committee has considered whether the provision of non-audit services by the registrant’s accountant to the registrant’s investment adviser is compatible with maintaining the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

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(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1)  Code of Ethics

Mairs & Power Funds Trust Code of Ethics for Principal Executive Officer and Principal Financial Officer.

Incorporated by reference to previous Form N-CSR filing, filed August 31, 2018.

(2)  Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940.

Attached as exhibits 13(a)(2).1 and 13(a)(2).2 to this form.

(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Attached as exhibit 13(b) to this form.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs & Power Funds Trust

By (Signature and Title)*	/s/ Mark L. Henneman
Mark L. Henneman, President
Principal Executive Officer

Date	2/22/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark L. Henneman
Mark L. Henneman, President
Principal Executive Officer

Date	2/22/2019

By (Signature and Title)*	/s/ Andrea C. Stimmel
Andrea C. Stimmel, Treasurer
Principal Financial Officer

Date	2/22/2019

* Print the name and title of each signing officer under his or her signature.

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